Exhibit A

                             JOINT FILING AGREEMENT

          In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $.0033 per share, of NetWolves Corporation, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this 28th day of March, 2003.

Dated: March 28, 2003               TRIAGE Management LLC


                                    By:  /s/ LEON FRENKEL
                                       -----------------------------------------
                                       Name:  Leon Frenkel
                                       Title: Managing Member


Dated: March 28, 2003               TRIAGE Capital Management, L.P.


                                    By:  /s/ LEON FRENKEL
                                       -----------------------------------------
                                       Name:  Leon Frenkel
                                       Title: Senior Managing Member


Dated: March 28, 2003               TRIAGE Advisors, LLC


                                    By:  /s/ LEON FRENKEL
                                       -----------------------------------------
                                       Name:  Leon Frenkel
                                       Title: Managing Member


Dated: March 28, 2003               TRIAGE Offshore Fund, Ltd.


                                    By:  /s/ LEON FRENKEL
                                       -----------------------------------------
                                       Name:  Leon Frenkel
                                       Title: Senior Managing Director





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Dated: March 28, 2003               OTA LLC


                                    By:  /s/ RICHARD CAYNE
                                       -----------------------------------------
                                       Name: Richard Cayne
                                       Title:


Dated: March 28, 2003               Periscope L.P.


                                    By:  /s/ LEON FRENKEL
                                       -----------------------------------------
                                       Name:  Leon Frenkel
                                       Title: General Partner


Dated: March 28, 2003               /s/ LEON FRENKEL
                                    --------------------------------------------
                                    Leon Frenkel


Dated: March 28, 2003                 /s/ ALLA FRENKEL
                                    --------------------------------------------
                                    Alla  Frenkel,  on behalf of herself  and as
                                    Custodian  for Max  Pasternack  UGMA  and as
                                    Custodian for the Zoe Pasternack UGMA







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